UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2006

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 9, 2006, Wright Express Corporation issued a press release entitled "Wright Express Signs Long-Term Agreement with ExxonMobil for Fleet Card Programs" which announced that it had signed a 10-year agreement to provide private label fleet card services for ExxonMobil Corporation.

A copy of the press release is attached as exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. and Description
99.1 Press release of Wright Express Corporation dated November 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

November 14, 2006	By:	Hilary A. Rapkin

Name: Hilary A. Rapkin
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Wright Express Corporation dated November 9, 2006